DREMAN CONTRARIAN FUNDS

Dreman Contrarian Large Cap Value Fund
Dreman Contrarian MidCap Value Fund
Dreman Contrarian Small Cap Value Fund
Dreman Market Over-Reaction Fund
(formerly Dreman Quantitative Large Cap Value Fund)

Supplement dated June 2, 2009 to the Prospectuses
dated March 2, 2009 and May 18, 2009

Redemption Fees

Effective June 1, 2009, the minimum holding period for the redemption of Retail Class shares in the Dreman Contrarian Small Cap Value Fund is sixty (60) days. As a result, all references to holding periods other than sixty (60) days for the assessment of the 1.00% redemption fee relevant to this share class are struck and replaced with the 60-day period.

Share Class Designation

Effective June 1, 2009, the Retail Class shares of each the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund and the Dreman Quantitative Large Cap Value Fund have been re-designated as Institutional Class shares of the respective fund.

Distribution Plans

Effective June 1, 2009, the Rule 12b-1 Plan has been eliminated for the Institutional Class shares offered by each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian MidCap Value Fund, the Dreman Contrarian Small Cap Value Fund, and the Dreman Market Over-Reaction Fund (formerly the Dreman Quantitative Large Cap Value Fund) (each, a “Fund,” and together, the “Funds”), and, therefore, these share classes will not incur any 12b-1 fees. As a result, any references in the Prospectus to the Rule 12b-1 Plans and the 12b-1 fees thereunder concerning the Institutional Class shares of the Funds are hereby deleted in their entirety.

Fund Expenses

Effective June 1, 2009, Dreman Value Management, LLC, investment adviser to the Funds (the “Advisor”), has contractually agreed to lower the expense cap for the Institutional Class shares of each Fund. The Advisor has contractually agreed to waive its advisory fees and reimburse certain operating expenses of each Fund to the extent necessary so that each Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds will not exceed the expense ratio set forth for that Fund as shown in the table below based on the Fund’s average daily net assets. The contractual agreement is in effect through February 28, 2011. Each fee waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation. Prior to June 1, the Advisor had contractually agreed to cap expenses at 1.57% for the Dreman Contrarian Large Cap Value Fund, 1.68% for the Dreman Contrarian MidCap Value Fund, 1.80% for the Dreman Contrarian Small Cap Fund (Retail Class), 1.30% for the Dreman Contrarian Small Cap Fund (Institutional Class), and 1.81% for the Dreman Quantitative Large Cap Value Fund.

The fee table and expense example currently found in the prospectus under the heading “Fees and Expenses of Investing in the Funds” have been restated below to reflect the new, lower expense cap, which will take effect on June 1, 2009.

     Shareholder Fees (fees paid directly from your investment)

	Institutional Class of Contrarian Large Cap Fund Contrarian MidCap Fund, and Contrarian Small Cap Fund	Institutional Class of the Market Over-Reaction Fund	Retail Class of the Contrarian Small Cap Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee [1]	None	None	1%[2]
Exchange Fee	None	None	None

     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Contrarian Large Cap Fund - Institutional Class	Contrarian MidCap Fund - Institutional Class	Contrarian Small Cap Fund - Institutional Class	Market Over-Reaction Fund - Institutional Class	Contrarian Small Cap Fund - Retail Class
Management Fees	0.60%	0.85%	0.85%	0.75%	0.85%
Distribution (12b-1) Fees[3]	None	None	None	None	1.00%
Other Expenses[4,5]	2.19%	6.98%	0.50%	18.83%	0.50%
Total Annual Fund Operating Expenses (Before Waivers)	2.79%	7.83%	1.35%	19.58%	2.35%
Fee Waiver[6]	(2.09%)	(6.83%)	(0.35%)	(18.73%)	(0.38%)
Net Expenses[7]	0.70%	1.00%	1.00%	0.85%	1.97%

1.     A $15 wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2.     The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund costs, the Retail Class Shares of the Small Cap Fund charges a 1.00% early redemption fee on shares redeemed less than sixty (60) days after they are purchased. The Small Cap Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

3.     Prior to June 1, 2009, the Advisor waived the 12b-1 fee of 0.25% for the Retail Class Shares of the Small Cap Fund. This results in net expenses after waiver and reimbursement of 1.55% of the average daily net assets of the Small Cap Fund. This 12b-1 fee waiver was voluntary and has been discontinued as of June 1, 2009. Accordingly, it is not reflected in the numbers included in the fee table above under “Fee Waiver” or “Net Expenses.” In addition, effective June 1, 2009, each of the Institutional Class Shares of the Funds eliminated its Rule 12b-1 Plan

4.     Each Fund except for the Market Over-Reaction Fund began operations as a separate portfolio (each, a “Predecessor Fund”) of Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of the Trust.

5.     “Net Expenses” in this fee table will not correlate to the ratio of expenses to average net assets in the Funds’ financial statements (or the Financial Highlights in this prospectus) because prior financial statements included only the direct operating expenses incurred by the Funds, not the indirect fees and expenses of investing in underlying mutual funds acquired by the Funds (“Acquired Funds”), or the 12b-1 fees relevant to the Retail Class Shares of the Small Cap Fund, which were being voluntarily waived.

6.     The Advisor has contractually agreed to waive its advisory fees and reimburse certain operating expenses of each Fund, but only to the extent necessary so that each Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds), do not exceed the listed expense ratio of each Fund’s average daily net assets. The contractual agreement is in effect through February 28, 2011. Each fee waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

7.     Prior to June 1, 2009, Net Expenses of the Contrarian Large Cap Fund were calculated as 0.92% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 0.90%, plus Acquired Fund Fees and Expenses of 0.02%; Net Expenses of the Quantitative Large Cap Fund (now the Market Over-Reaction Fund) were calculated as 0.91% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 0.90%, plus Acquired Fund Fees and Expenses of 0.01%; and Net Expenses of the Contrarian Mid Cap Fund were calculated as 1.68% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 1.40%, plus Acquired Fund Fees and Expenses of .03% Effective June 1, 2009, the fees and expenses are subject to contractual commitments of the Adviser to limit the expense ratio of the Funds, and are as reflected in this table.

Example:

Based on the costs above, this example helps you compare the expenses of a Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund – Institutional Class	$74	$469	$1,125	$2,890
MidCap Fund – Institutional Class	$105	$1,103	$2,794	$6,569
Small Cap Fund – Retail Class	$207	$681	$1,224	$2,706
Small Cap Fund – Institutional Class	$105	$367	$690	$1,605
Market Over-Reaction Fund– Institutional Class	$89	$2,410	$5,881	$10,802

Minimum Investment Amounts

Effective June 1, 2009, the minimum investment amounts for each of the Institutional Classes of the Funds have changed. The minimum initial investment in each fund is $100,000 for all account types, and the minimum subsequent investment amount is $1,000. The Advisor may, in its sole discretion, waive these minimums for existing clients of the Advisor and other related parties, as well as in certain other circumstances. Existing holders of shares of the Institutional Classes who acquired shares prior to June 1, 2009 will not be required to redeem their shares in the respective Fund so long as the value of the shares held in the account does not fall below the minimum account size at the time their account was opened, and may make additional investments in the Institutional Class in accordance with the minimum amounts in effect when the account was opened.

* * * * *

This Supplement and the Prospectus dated March 2, 2009 provide information that you should know before investing in the Funds and should be retained for future reference. Additional information is included in the Statement of Additional Information for the Funds dated March 2, 2009, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 247-1014.

This Supplement is dated June 2, 2009